  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 21, 2001

                                    FORM 8-A

                         SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                        PURSUANT TO SECTION 12(b) OR (g) OF THE
                            SECURITIES EXCHANGE ACT OF 1934

                               CETALON CORPORATION
                               -------------------

    (Exact name of registrant as specified in its charter)


    Nevada                              84-1408762
    (State or other                     (IRS Employer I.D. No.)
    Jurisdiction)

    1801 Avenue of the Stars, Suite 600
    Los Angeles, CA  90067
     (Address of Principal Executive Offices)

    (310) 284-5970
    Registrant's Telephone Number

    Securities to be registered pursuant to Section 12 (b) of the Act:

             Title of each class            Name of each exchange on which
             to be so registered            each class is to be registered



         If this form relates to the registration of a class of securities pursuant to Section 12 (b) of the Exchange Act and is effective pursuant
    to General Instruction A.(c), check the following box.     [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant
    to General Instruction A.(d), check the following box.              [X]


         Securities Act registration statement file number to which this form relates:
    33-65573

         Securities to be registered pursuant to Section 12(g) of the Act:

                                     COMMON STOCK
                                    ---------------
                                    (Title of class)

    Item 1.     Description of Registrant's Securities to be Registered.

          The Registrant hereby incorporates the description of the Registrant's Common Stock by reference to the section entitled Description of Common Stock in the Registration Statement on Form SB-2/A, as filed on June 17, 1999, Commission file number 33-65573.



    Item 2.     Exhibits

          The Registrant hereby incorporates the Amended Articles of Incorporation, by reference to Exhibit 3.1a of the Current Report on Form 8-K, as filed on March 16, 2001, Commission file number 33-65573.


                          SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                  Cetalon Corporation

    March 21, 2001

    By:                           /S/ A. JOHN A. BRYAN
                                  --------------------
                                  A. John A. Bryan, Chief Financial Officer
                                  Treasurer, and Vice-Chairman of the Board